UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
August 3, 2009
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Rancho Santa Monica Developments, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

NEVADA
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(State or Other Jurisdiction of Incorporation)

000-51376	83-0414306
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(Commission File Number)	(IRS Employer Identification No.)

802-610 Granville Street
Vancouver, BC, Canada
V6C 3T3
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(Address of Principal Executive Offices) (Zip Code)

(604) 689-5661
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 4.01 to the Form 8-K filed August 7, 2009, and related amended Forms 8-K filed August 11, 2009 and August 12, 2009, respectively.

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered ("Moore"), because of violations of PCAB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

At this point in time, Rancho Santa Monica Developments, Inc.  has been unable to obtain an amended Exhibit 16 letter from Moore.

(a)

On August 6, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended November 30, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years ended November 30, 2008 and 2007 and the subsequent interim period through the dismissal date of August 6, 2009, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K/A.

b)

On August 6, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement date of August 6, 2009, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.01

REGULATION FD DISCLOSURE.

ITEM 9.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)

Not Applicable.

b)

Not Applicable.

c)

Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Moore and Associates, Chartered, dated August 11, 2009, to the Securities and Exchange Commission (previously filed on Form 8-K/A dated August 12, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2009

By: /s/ Graham Alexander
Name: Graham Alexander
Title: Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer (Principal Executive Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Moore and Associates, Chartered, dated August 11, 2009, to the Securities and Exchange Commission (previously filed on Form 8-K/A dated August 12, 2009).